Corporate Presentation June 2015 Exhibit 99.1

Forward-Looking Statements

This
presentation
contains
forward-looking
statements.
All
statements
other
than
statements
of
historical
fact
contained
in
this
presentation,
including
statements
regarding
our
commercialization,
our
research
and
other
development
programs,
our
ability
to
undertake
certain
activities
and
accomplish
certain
goals,
projected
timelines
for
our
research
and
development
activities
(including
any
clinical
trials),
our
ability
to
secure
and
further
possible
regulatory
approvals,
the
enforceability
of
our
intellectual
property
rights,
our
capital
requirements,
the
prospects
for
third-party
reimbursement
for
our
products,
the
expected
pricing
of
our
products,
our
expectations
regarding
the
relative
benefits
of
our
product
candidates
versus
competitive
therapies,
our
expectations
regarding
the
possibility
of
licensing
or
collaborating
with
third
parties
regarding
our
product
candidates
or
research,
our
business
strategy,
our
expectations
regarding
potential
markets
or
market
sizes,
and
our
expectations
regarding
the
therapeutic
and
commercial
potential
of
our
product
candidates,
research,
technologies
and
intellectual
property,
are
forward-looking
statements.
In
some
cases,
you
can
identify
these
statements
by
forward-looking
words,
such
as
the
words
“believe,”
“may,”
“estimate,”
“continue,”
“anticipate,”
“design,”
“intend,”
“expect,”
“potential”
and
similar
expressions,
as
well
as
the
negative
version
of
these
words
and
similar
expressions.
The
forward-looking
statements
in
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presentation
do
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constitute
guarantees
of
future
performance.
Statements
in
this
presentation
that
are
not
strictly
historical
statements
are
subject
to
a
number
of
known
and
unknown
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
and
adversely
from
those
anticipated
or
implied
in
the
forward-looking
statements,
including,
without
limitation,
those
described
under
the
heading
“Risk
Factors”
in
our
Form
10-K
filed
with
the
SEC
on
March
26
,
2015,
and
new
risks
emerge
from
time
to
time.
These
forward-looking
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may
never
materialize
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may
prove
to
be
incorrect.
Actual
results
and
the
timing
of
events
could
differ
materially
from
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anticipated
in
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forward-looking
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as
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result
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and
uncertainties
which
include,
without
limitation,
risks
associated
with
the
process
of
discovering,
developing
and
commercializing
products
that
are
safe
and
effective
for
use
as
human
therapeutics
and
risks
inherent
in
the
effort
to
build
a
business
around
such
products.
Although
we
believe
that
the
expectations
reflected
in
these
forward-looking
statements
are
reasonable,
we
cannot
in
any
way
guarantee
that
the
future
results,
level
of
activity,
performance
or
events
and
circumstances
reflected
in
forward-looking
statements
will
be
achieved
or
occur.
Any
forward-looking
statement
made
by
us
in
this
presentation
speaks
only
as
of
the
date
this
presentation
is
actually
delivered
by
us
in
person.
We
assume
no
obligation
or
undertaking
to
update
or
revise
any
forward-looking
statements
contained
herein
to
reflect
any
changes
in
our
expectations
with
regard
thereto
or
any
change
in
events,
conditions
or
circumstances
on
which
any
such
statement
is
based,
except
as
required
by
law.

Zosano Pharma Drug Delivery System Convenient and Easy-to-Use 2 :

Zosano approach provides rapid onset
Hydrophilic drug formulation coated on tips of microneedles
Microneedles
are
200-350
microns
long
–
close
proximity
to
capillary
bed
Formulation quickly dissolved by interstitial fluid for short Tmax

Rapid Onset and High Bioavailability
Zosano Pharma Drug Delivery System

Zosano Pharma Drug Delivery System
Formulations Stable at Room Temperature

Higher product stability, longer shelf life vs. injectables requiring refrigeration
Dry, hydrophilic formulation of ZP-PTH more stable than Forteo liquid injectables
Packaging purged with nitrogen –
no moisture or oxygen ensures product stability
Demonstrated 36 month shelf life at room temperature for ZP-PTH
80
85
90
95
100
0
5
10
15
20
25
30
35
40
Storage Time (months)
Phase 2 Zosano PTH 40 mcg vs. Forteo
ZP-PTH
3 yr RT
Stable
Forteo  (2-8
o
C)
Forteo RT

Broad ZP-Patch Compatibility Across Molecule Types
Rapid Onset Significant Criterion for Molecule Prioritization

Technical Feasibility
With 30+ Compounds
Screening Criteria
Prioritized for
Development
Daily ZP-PTH
ZP-Glucagon
ZP-Triptan
GLP-1 Analog
Rapid onset provides
therapeutic advantage
High price per unit and
substantial market size
Preferably short clinical
development
Partnership opportunities
on a case-by-case basis
Preclinical
Phase 1
Phase 2
Daily PTH
Weekly PTH
BNP
Desmopressin
Insulin
LHRH
Glucagon
Cyclosporin A
EPO
Exenatide
G-CSF
GLP-1 Analog
GRF Analog
hGH
Octreotide
Oligonucleotide (antisense ICAM)
Pentosan Polysulfate (Elmiron)
Undisclosed Monoclonal Antibody
VEGF
Epinephrine
Fentanyl
Granisetron
Naratriptan
RWJ-445167 (JNJ NCE)
Sumatriptan
Zolmitriptan
Influenza
Diphtheria
Lyme Disease
Plasmid DNA Vaccine (Hep B)
Plasmid DNA Vaccine (Muc1)
Tetanus

Zosano Pharma (ZSAN)
Differentiated transdermal microneedle ZP-Patch delivery platform
Capable of delivering small molecules, peptides/proteins and vaccines
Fast onset with short Tmax: injection-comparable or better
Convenient and easy-to-use: room temperature stable, portable
Well validated pipeline with multiple near term catalysts
ZP-PTH entering Phase 3 for osteoporosis –
Phase 3 start Q1 2016
–
partnered
ZP-Glucagon
for severe hypoglycemia emergency rescue –
Phase 2 data Q3 2015
ZP-Triptan (zolmitriptan)
for migraine –
Phase 1 data Q4 2015
GLP-1 analogues for type 2 diabetes –
partnered
Robust IP and life cycle management options across entire portfolio
Cash and cash equivalents (as of 3/31/15) of $55.9 million
Sufficient to fund operations through mid-2016

Investment Highlights

ZP-Glucagon
Severe hypoglycemia
Development Pipeline
Multiple Upcoming Milestones
7
Preclinical
Phase 1
Phase 2
Phase 3
Daily ZP-PTH
Osteoporosis
ZP-Triptan
Migraine
Weekly GLP-1
Type 2 diabetes
Undisclosed
Multiple
P2
Started Q1 2015
Ph3
Start
Q1 16
Ph2
Data
Q3 15
Ph1 Data
Q4 15
Completed
Upcoming
Milestone
LEGEND:

Overview of ZP-PTH Collaboration with Eli Lilly
Exclusive worldwide ZP-PTH license to Lilly
Zosano responsible for Phase 3 clinical development, regulatory approvals and commercial readiness
Lilly responsible for commercialization activities
Attractive deal terms with $300 million on product approval
$15 million equity investment in private placement concurrent with IPO
$300 million at regulatory approvals
$125 million upon sales milestones
Double-digit royalty
Zosano to be exclusive supplier of commercial material
Confidential

Attractive Partnership with PTH Market Leader

6 month, five arm, multi-national BMD trial
165 post-menopausal women with low bone density
20 µg, 30 µg, 40 µg patches with Forteo
and placebo as comparators
Daily dosing self-administered by patients
Primary endpoint: Increase in spine BMD
Secondary endpoint: Increase in hip BMD
9
Clinical Trial Design for Completed Phase 2 Study
N = 165
0
Month 1
Month 3
Month 6
ZP-Patch
Placebo
Month 4
ZP-PTH
30mcg qd
ZP-PTH
20mcg qd
Forteo
20mcg qd
Screening
Primary/Secondary Endpoint
ZP-PTH
40mcg qd
Month 5
Month 2
Daily ZP-PTH Patch Program for Osteoporosis

Daily ZP-PTH Patch Program –
Phase 2 PK Profile
Achieved dose proportionate and pulsatile pharmacokinetics
Variability in patch doses comparable to Forteo injectable
10
Pulsatile Delivery Critical for Building Bone
PK OVER TIME
MEAN AUC BY DOSE
HOURS

Daily ZP-PTH Patch Program –
Phase 2 BMD Data
Higher Hip BMD Gains vs. Forteo
11
HIP BMD
SPINE BMD
(0.634%)
0.138%
0.553%
1.331%
0.094%
Increase in
BMD (%)
(0.330%)
2.960%
3.470%
4.970%
3.550%
Increase in
BMD (%)
ZP-PTH
20µg
ZP-PTH
30µg
ZP-PTH
40µg
FORTEO
20µg
Placebo
Placebo
ZP-PTH
20µg
ZP-PTH
30µg
ZP-PTH
40µg
FORTEO
20µg
Ref: Cosman et al JCEM, 2010
All active treatments vs Placebo p=<0.001
vs. ZP-
Placebo 95% CI = 0.595 –
2.755
vs. Forteo 95% CI = 0.077 –
2.386

Daily ZP-PTH for Osteoporosis
Single, non-inferiority Phase 3 trial comparing Daily ZP-PTH to
Forteo
with 505(b)(2) regulatory pathway
Phase 3 is a larger and longer version of successful Phase 2 study
Primary endpoint: Non-inferior change in spine BMD at 12 months
400 postmenopausal women per arm
Secondary endpoint: change in hip BMD at 12 months
Six month safety extension
Long-term fracture study not required
Past discussions with FDA and European authorities
Regulatory confirmation of protocol details expected in Q3 2015
Manufacturing scale-up and commercial readiness ongoing
Significant clinical study inventory expected Q4 2015

Planned Phase 3 Trial Design

ZP-Glucagon for Severe Hypoglycemia
Severe hypoglycemia is life-threatening, requiring emergency rescue
Ease-of-use critical for third-party caregivers who may lack medical training
Rapid onset important for fast recovery
Underpenetrated market generates ~$160 million in US sales
Only two glucagon products currently marketed in U.S.
High current unit selling price in U.S. (>$150 per injection)
Concentrated prescriber base
Current glucagon injections are cumbersome with poor stability
Dry powder needs to be reconstituted at time of injection
Route of administration limited to injection/infusion
Efficient clinical development pathway
Clinical development expected to be complete by 2016 with estimated remaining spend of $7 million

Potential to Expand Highly Underserved Market

Complex, multi-step reconstitution,
third party administered
Significant prep time
Press-and-Apply pre-loaded
disposable system
Fast, simple, no prep needed
Unstable formulation
Stable, dry patch formulation
Short shelf life after reconstitution
No reconstitution required
Treatment Time Critical for Emergency Rescue
Current Products Not User-Friendly

Zosano Solution
Currently Marketed Product

Formulation Stability a Significant Competitive Advantage
Stability Demonstrated at 40°
C over Six Months
15
95
96
97
98
99
100
0
1
2
3
4
5
6
7
Months
ZP-Glucagon Patch Stability
Formulation C 25C
Formulation C 40C
Formulation D 25C
Formulation D 40C

ZP-Glucagon – Phase 1 PK Data vs. Injection 20 subjects tested in five-way crossover study 16 Short Tmax, High Bioavailability, and Low Variability Across Doses

ZP-Glucagon – Phase 1 Glucose Data vs. Injection PD for All Patch Doses Comparable to Injection 17 Patch C, upper arm Patch C, forearm Patch C, abdomen Patch D, abdomen IM glucagon injection

ZP-Glucagon for Severe Hypoglycemia
Launch Gen 1 product using reusable applicator
Phase 1 completed Q1 2014; received FDA feedback regarding development plan H2 2014
Phase 2 trial to compare patch vs. injection in diabetic patients with induction of hypoglycemia (16 patient crossover) commenced in Q1 2015
Phase 3 trial to compare patch vs. injection in diabetic patients with induction of hypoglycemia (~100 patients) after the completion of the Phase 2 trial
Develop Gen 2 product using single-use applicator and integrated patch by leveraging ZP-Triptan development work

Next Steps

ZP-Triptan for Migraine
Potential best-in-class rapid onset: Tmax = 9 minutes
Comparable or better onset of action than existing triptans/injectables
Self-administration provides significant advantage vs. injectables
Large, growing market with attractive unit pricing for injectables
US $1.9 billion total migraine market ($1.1 billion for triptans)
Multiple products in a large and growing market but no clear, effective solution
Phase 1 PK data vs. injection expected Q4 2015

Highly Suited for Acute Condition Requiring Immediate Relief

ZP-Triptan for Migraine
Demonstrated High Bioavailability with Rapid Onset

Route
Dose (mg/kg)
Tmax (min)
AUC
(ng*h/mL)
Cmax (ng/mL)
Abs BA %
(dose
norm)
ZP-Triptan
1
1.81
9
296 ±
106
587 ±
256
100
IV
1.26
1
203 ±
27
1,103
±
92
N/A
1. 3cm²
patches coated with 800mcg / patch
0
200
400
600
800
1,000
1,200
1,400
0
30
60
90
120
150
180
Time, min
IV
Patch

Rapid Onset Associated with Pain Relief
ZP-Triptan With Potential Best-in-Class Onset of Action

Products Included:
(1) Nasal: Imitrex (sumatriptan), Zomig (zolmitriptan) Oral—Melt: Zomig-ZMT (zolmitriptan) Maxalt-MLT (rizatriptan)
(2) Oral— Tablets: Imitrex (sumatriptan), Treximet (sumatriptan/naproxen sodium), Zomig (zolmitriptan) Maxalt (rizatriptan), Amerge (naratriptan), Axert (almotriptan), Frova (frovatriptan), Relpax (eletriptan)
(3) Subcutaneous: Sumavel DosePro (sumatriptan injection), Imitrex (sumatriptan injection)
(4) T
max
achieved in preclinical testing
(5) Average T
max
represents overall average of the midpoint of the range for all products.
(6) Average relief at 2 hours represents overall average of the midpoint of the range for all products.  Range reflects headache relief data obtained in placebo controlled clinical studies, which include different doses of the same triptan.
Nasal / Oral
Melt
(1)
Oral
Tablets
(2)
Patch
Zecuity
Subcutaneous
Injection
(3)
ZP-Triptan
(4)
T
max
(Ave)
(5)
(H:MM)
Pain Relief
2 hours
(6)
(Ave)
To be
evaluated
75%
63%
57%
53%

ZP-Triptan for Migraine
Launch product using current applicator and patch
Phase 1 data expected in Q4 2015
Single/multi dose crossover study versus SC/IM injection
Multiple patch doses with zolmitriptan compared to one subcutaneous injection of sumatriptan in healthy volunteers
Phase 2 trial with 200 patients planned
Expected to compare three ZP-Triptan doses vs. placebo
Primary endpoint: reduction in headache severity in 2 hours or less
Subcutaneous sumatriptan injection as reference arm

Next Steps

Zosano
grants Novo Nordisk exclusive rights to develop patch
formulations of Novo GLP-1 analogs
Large, growing market: 2014 U.S. GLP-1 sales
1
> $3 billion USD
Novo/Victoza 2014 TRx market share >60%
2
Worldwide collaboration on multiple Novo GLP-1 analogs
Novo Nordisk responsible for all development and commercialization
Reimbursement of all Zosano development and manufacturing costs
Preclinical, clinical, regulatory and sales milestones to Zosano
Up to $60 million total for first product and $55 million for each additional
Zosano eligible to receive royalties on sales
23
Exclusive Partnership with Novo Nordisk in Blockbuster Market
Once-Weekly GLP-1 Patch for Type 2 Diabetes
* GLP-1 market includes Victoza (liraglutide), Byetta/Bydureon (exenatide), Tanzeum (albiglutide), and  Trulicity (dulaglutide)
** Source: IMD NPA MAT, as reported by Novo Nordisk

ZP-Patch Intellectual Property
Issued Patents (owned & licensed) = 22 US, 12 EU, 13 JP

Patent Protection Until 2027
ZP
Technology
Platform
ZP
Technology
Platform
Transdermal
& PTH
Formulation/
Coating/PK/PD
7 US, 3 EU, 5 JP
Transdermal
& PTH
Formulation/
Coating/PK/PD
7 US, 3 EU, 5 JP
Micro
Projection
Design &
Anchoring to
Skin
4 US, 2 EU, 2 JP
Micro
Projection
Design &
Anchoring to
Skin
4 US, 2 EU, 2 JP
Patch
Applicator
5 US, 4 EU, 3 JP
Retainer Ring  &
Delivery Control
3 US, 3 EU, 2 JP
Patch
Applicator
5 US, 4 EU, 3 JP
Retainer Ring  &
Delivery Control
3 US, 3 EU, 2 JP
Mfg &
Packaging
3 US, 1 JP
Mfg &
Packaging
3 US, 1 JP

Zosano Pharma (ZSAN)
Differentiated transdermal microneedle ZP-Patch delivery platform
Capable of delivering small molecules, peptides/proteins and vaccines
Fast onset with short Tmax: injection-comparable or better
Convenient and easy-to-use: room temperature stable, portable
Well validated pipeline with multiple near term catalysts
ZP-PTH entering Phase 3 for osteoporosis –
Phase 3 start Q1 2016
–
partnered
ZP-Glucagon
for severe hypoglycemia emergency rescue –
Phase 2 data Q3 2015
ZP-Triptan (zolmitriptan)
for migraine –
Phase 1 data Q4 2015
GLP-1 analogues for type 2 diabetes –
partnered
Robust IP and life cycle management options across entire portfolio
Cash and cash equivalents (as of 3/31/15) of $55.9 million
Sufficient to fund operations through mid-2016

Investment Highlights

Corporate Presentation June 2015